UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 9, 2005

Carter’s, Inc.
The William Carter Company

(Exact name of the registrant as specified in its charter)

Delaware Massachusetts	001-31829 333-22155	13-3912933 04-1156680
(States or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

The Proscenium, 1170 Peachtree Street NE, Suite 900 Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (404) 745-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On June 9, 2005, Carter’s, Inc. (“Carter’s”) issued a press release announcing that Carter’s subsidiary, The William Carter Company (“TWCC”), had commenced a tender offer and consent solicitation for any and all of TWCC’s  $113,750,000 aggregate principal amount outstanding of 10.875% Senior Subordinated Notes due 2011.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 99.1            Press Release of Carter’s, Inc. dated June 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER’S, INC.
THE WILLIAM CARTER COMPANY

June 9, 2005	By:	/s/ Michael D. Casey

Michael D. Casey
Executive Vice President and
Chief Financial Officer